Exhibit 32.2

CERTIFICATION BY CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                    In connection with the accompanying Quarterly Report of Copano Energy, L.L.C. (the “Company”) on Form 10-Q for the quarter ended June 30, 2005 (the “Report”) filed with the Securities and Exchange Commission on August 15, 2005, I, Matthew J. Assiff, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

                                                             (1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

                                                             (2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 15, 2005	/s/ MATTHEW J. ASSIFF
Matthew J. Assiff
Senior Vice President and Chief Financial Officer